Second Quarter 2015 Earnings Conference Call August 3, 2015 Crawford & Company

PAGE 2 • Forward-Looking Statements —This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company's website at www.crawfordandcompany.com. —Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. —In recent periods the Company has derived a material portion of its revenues and operating earnings from a limited number of client engagements and special projects within its Legal Settlement Administration segment, specifically its work on the gulf-related class action settlement. These projects continue to wind down, and related revenues and operating earnings have been and are expected to continue to be at a reduced rate in future periods as compared to 2014. No assurances of timing of the project end dates and, therefore, continued revenues or operating earnings, can be provided. • Revenues Before Reimbursements ("Revenues") —Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. • Segment and Consolidated Operating Earnings —Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, special charges, stock option expense, earnings or loss attributable to non-controlling interests, and certain unallocated corporate and shared costs and credits. Consolidated operating earnings is the total of segment operating earnings and certain unallocated and shared costs and credits. • Earnings Per Share —The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock (CRDA) than on the voting Class B Common Stock (CRDB), subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of CRDA must receive the same type and amount of consideration as holders of CRDB, unless different consideration is approved by the holders of 75% of CRDA, voting as a class. —In certain periods, the Company has paid a higher dividend on CRDA than on CRDB. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two- class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. • Non-GAAP Financial Information —For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

PAGE 3 • The world's largest independent provider of global claims management solutions • Multiple globally recognized brand names: Crawford, Broadspire, GCG • Clients include multinational insurance carriers, brokers and local insurance firms as well as 200 of the Fortune 500 GLOBAL BUSINESS SERVICES LEADER EMEA-A/P 1 Serves the U.K., European, Middle Eastern, African and Asia Pacific markets BROADSPIRE 3 Serves large national accounts, carriers and self-insured entities AMERICAS 2 Serves the U.S., Canadian and Latin American markets LEGAL SETTLEMENT ADMINISTRATION 4 Provides administration for class action settlements and bankruptcy matters

TODAY'S AGENDA --- Welcome and Opening Comments --- Second Quarter 2015 Financial Review --- Updated Guidance

PAGE 5 20.9 304 288 Revenues ($ in millions) Consolidated Operating Earnings ($ in millions) • Revenues of $304.4 million • Consolidated operating earnings of $17.7 million • Diluted earnings per share of $0.08 for CRDA and $0.06 for CRDB • Diluted earnings per share on a non-GAAP basis (1) of $0.14 for CRDA and $0.12 for CRDB, before the impact of $4.2 million in special charges in second quarter 2015 • Strategic cost reduction program underway for Americas and EMEA/AP, costs and savings to continue through 2015 • Americas segment achieved 10% operating margin target during quarter • Broadspire revenues up 10% and operating earnings more than double • Runoff of large projects in Legal Settlement Administration • Global Business Services Center initiative continues with Broadspire already showing benefits SECOND QUARTER 2015 BUSINESS SUMMARY 17.7 (1) See Appendix for non-GAAP explanation and reconciliation

SECOND QUARTER 2015 Financial Review

PAGE 7 Unaudited ($ in thousands, except per share amounts) Three Months Ended June 30, 2015 2014 % Change Revenues Before Reimbursements $304,398 $288,216 6 % Costs of Services Before Reimbursements 232,108 208,249 11 % Selling, General, and Administrative Expenses 57,221 60,902 (6)% Corporate Interest Expense, Net 2,042 1,551 32 % Special Charges 4,242 — nm Total Costs and Expenses Before Reimbursements 295,613 270,702 9 % Other Income 102 42 143 % Income Before Income Taxes 8,887 17,556 (49)% Provision for Income Taxes 4,709 6,962 (32)% Net Income 4,178 10,594 (61)% Net Income Attributable to Noncontrolling Interests (124) (130) nm Net Income Attributable to Shareholders of Crawford & Company $4,054 $10,464 (61)% Earnings Per Share - Diluted: Class A Common Stock $0.08 $0.19 (58)% Class B Common Stock $0.06 $0.18 (67)% Cash Dividends per Share: Class A Common Stock $0.07 $0.05 40 % Class B Common Stock $0.05 $0.04 25 % INCOME STATEMENT HIGHLIGHTS nm=not meaningful

PAGE 8 U.S. Canada Latin America/ Caribbean Revenues by Geographic Region ($ in millions) Americas Cases Received (In thousands) U.S. Canada Latin America/ Caribbean Operating Results (2Q 2015 v. 2Q 2014) • Revenues of $99.2 million versus $93.6 million • Exchange rates reduced revenues by 4.9% • Operating earnings of $9.9 million versus $8.1 million • Operating earnings margins of 10.0% versus 8.7% • Cases received of 155,532 versus 169,983; 2014 period included 8,100 affinity cases, now handled by the Broadspire segment U.S. Property and Casualty • Long-term outsourcing project to assist major U.S. insurer offset decline in weather-related cases • Cost reduction initiatives will continue through 2015 Canada • Revenues increased on constant dollar basis, but declined slightly due to negative exchange rate impact • Canadian Contractor Connection network expansion continued Latin America & Caribbean • Cost reduction initiatives will continue through 2015 AMERICAS SEGMENT HIGHLIGHTS

PAGE 9 9.1 85.9 6.5 23.3 11.5 7.0 Revenues ($ in millions) Catastrophe Cases (In thousands) U.S. Catastrophe (CAT) Adjuster Activity • CAT revenues in the 2015 period included $13.6 million under an outsourcing arrangement with a major U.S. insurer where the Company supplies adjusters to the client's location without corresponding case referrals. • Revenues from this arrangement in the 2014 period were $3.0 million. AMERICAS SEGMENT HIGHLIGHTS (cont.) 11.9

PAGE 10 U.K. Europe U.K. Asia-Pacific Asia-Pacific Europe Revenues by Geographic Region ($ in millions) EMEA/AP Cases Received (In thousands) Operating Results (2Q 2015 v. 2Q 2014) • Revenues of $97.2 million versus $87.2 million • Exchange rates reduced revenues by 13.4% • Operating earnings of $1.1 million versus $4.3 million • Operating earnings margins of 1.1% versus 4.9% • Cases received of 139,667 versus 126,727 U.K. • U.K. acquisition of GAB Robins drove revenue and case growth • Acquisition integration underway with cost takeouts expected to benefit second half of year Europe • Claims volume increased in second quarter from high frequency claims • Continued focus on improving operating performance Asia-Pacific • Benign weather during 2015 EMEA/AP SEGMENT HIGHLIGHTS

BROADSPIRE SEGMENT HIGHLIGHTS

Operating Results (2Q 2015 v. 2Q 2014)

- Revenues of $73.7 million versus $66.7 million
- Operating earnings of $6.0 million versus $2.7 million
- Operating earnings margins of 8.2% versus 4.1%
- Cases received of 107,940 versus 89,997, including 15,500 accident & health cases in the 2015 period, previously handled by the Americas segment

Broadspire

- Strong growth in casualty claims
- Medical management revenues increased from greater utilization
- Disability and absence management services products gaining traction in the market
- Continuing to engage and develop employees


Revenues by Service Line
($ in millions)
$45
$30
$15
$0
Workers' Comp.
Medical Mgmt.
Risk Mgmt Info. Svcs.
2Q 2015
2Q 2014


Broadspire Cases Received
(In thousands)
50
40
30
20
10
0
Workers' Comp.
Casualty
Other
2Q 2015
2Q 2014

Crawford

PAGE 11

PAGE 12 Backlog ($ in millions) Operating Results (2Q 2015 v. 2Q 2014) • Revenues of $34.3 million versus $40.7 million • Operating earnings of $3.7 million versus $5.7 million • Operating earnings margins of 10.8% versus 14.0% • Backlog at $88 million versus $97 million Legal Settlement Administration • Deepwater Horizon class action settlement project continues to wind down • Remain focused on operating margin improvement as industry continues to experience price compression • Maintain new business pipeline with activities and events LEGAL SETTLEMENT ADMINISTRATION SEGMENT HIGHLIGHTS Revenues ($ in millions) 40.7 34.3 88 97

PAGE 13 Unaudited ($ in thousands) June 30, 2015 December 31, 2014 Change Cash and cash equivalents $62,454 $52,456 $9,998 Accounts receivable, net 181,387 180,096 1,291 Unbilled revenues, net 117,169 103,163 14,006 Total receivables 298,556 283,259 15,297 Goodwill and intangible assets arising from business acquisitions 252,716 207,780 44,936 Deferred revenues 72,423 71,760 663 Pension liabilities 126,929 142,343 (15,414) Current portion of long-term debt, capital leases and short-term borrowings 5,205 2,765 2,440 Long-term debt, less current portion 249,447 154,046 95,401 Total debt 254,652 156,811 97,841 Total stockholders' equity attributable to Crawford & Company 169,077 172,937 (3,860) Net debt (1) 192,198 104,355 87,843 Total debt / capitalization 60% 48% (1) See Appendix for non-GAAP explanation and reconciliation BALANCE SHEET HIGHLIGHTS

PAGE 14 Unaudited ($ in thousands) 2015 2014 Variance Net Income Attributable to Shareholders of Crawford & Company $ 7,040 $ 17,116 $ (10,076) Depreciation and Other Non-Cash Operating Items 23,139 19,381 3,758 Unbilled and Billed Receivables Change 1,831 (39,930) 41,761 Working Capital Change (12,487) (40,804) 28,317 U.S. and U.K. Pension Contributions (9,303) (15,382) 6,079 Cash Flows from Operating Activities 10,220 (59,619) 69,839 Property & Equipment Purchases, net (5,333) (5,691) 358 Capitalized Software (internal and external costs) (10,871) (7,930) (2,941) Free Cash Flow (1) $ (5,984) $ (73,240) $ 67,256 For the six months ended June 30, OPERATING AND FREE CASH FLOW (1) See Appendix for non-GAAP explanation

PAGE 15 Crawford & Company is revising its guidance for 2015 as follows: YEAR ENDING DECEMBER 31, 2015 Low End High End Consolidated revenues before reimbursements $1.16 $1.18 billion Consolidated operating earnings $70.0 $80.0 million Consolidated cash provided by operating activities $30.0 $40.0 million After special charges, net income attributable to shareholders of Crawford & Company $20.0 $25.0 million Diluted earnings per share--CRDA $0.37 $0.47 per share Diluted earnings per share--CRDB $0.30 $0.40 per share Before special charges, net income attributable to shareholders of Crawford & Company $34.5 $39.5 million Diluted earnings per share--CRDA $0.63 $0.73 per share Diluted earnings per share--CRDB $0.56 $0.66 per share 2015 GUIDANCE The Company expects to incur pretax special charges in 2015, currently estimated at approximately $7.0 million for the integration of GAB Robins and $9.0 million related to the establishment of a Global Business Services Center in Manila, Philippines. In addition, the Company expects to incur an additional special charge in 2015, currently estimated at $4.0 million, related to restructuring activities in the EMEA/AP and Americas segments.

Appendix SECOND QUARTER 2015

PAGE 17 Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues,respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings (loss). As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. The GAAP-required gross up of our revenues including these pass-through reimbursed expenses is self-evident in the accompanying reconciliation. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. The reconciliation from Cash Flows from Operating Activities is provided on slide 14. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, special charges, income taxes, and net income or loss attributable to noncontrolling interests. Non-GAAP Adjusted Net Income and Diluted Earnings per Share Included in net income and earnings per share are special charges, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to others to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations. APPENDIX: NON-GAAP FINANCIAL INFORMATION

RECONCILIATION OF NON-GAAP ITEMS

Revenues, Costs of Services, and Operating Earnings

Unaudited ($ in thousands)	Quarter Ended June 30, 2015	Quarter Ended June 30, 2014	Full Year Guidance 2015 *
Revenues Before Reimbursements			
Total Revenues	$ 324,416	$ 307,053	$ 1,250,000
Reimbursements	(20,018)	(18,837)	(80,000)
Revenues Before Reimbursements	$ 304,398	$ 288,216	$ 1,170,000
Costs of Services Before Reimbursements			
Total Costs of Services	$ 252,126	$ 227,086	
Reimbursements	(20,018)	(18,837)	
Costs of Services Before Reimbursements	$ 232,108	$ 208,249	

Unaudited ($ in thousands)	Quarter Ended June 30, 2015	Quarter Ended June 30, 2014	Full Year Guidance 2015 *
Operating Earnings:			
Americas	$ 9,896	$ 8,142	
EMEA/AP	1,106	4,310	
Broadspire	6,006	2,715	
Legal Settlement Administration	3,721	5,700	
Unallocated corporate and shared costs and credits	(3,046)	53	
Consolidated Operating Earnings	17,683	20,920	75,000
Deduct:			
Net corporate interest expense	(2,042)	(1,551)	(7,400)
Stock option expense	(178)	(202)	(500)
Amortization expense	(2,334)	(1,611)	(8,500)
Special charges and credits	(4,242)	—	(20,000)
Income taxes	(4,709)	(6,962)	(16,000)
Net income attributable to non-controlling interests	(124)	(130)	(100)
Net Income Attributable to Shareholders of Crawford & Company	$ 4,054	$ 10,464	$ 22,500

Crawford

** Midpoints of Company's August 3, 2015 Guidance*

PAGE 18

PAGE 19 RECONCILIATION OF NON-GAAP ITEMS (cont.) Net Debt June 30, December 31, Unaudited ($ in thousands) 2015 2014 Net Debt Short-term borrowings $ 3,320 $ 2,002 Current installments of long-term debt and capital leases 1,885 763 Long-term debt and capital leases, less current installments 249,447 154,046 Total debt 254,652 156,811 Less: Cash and cash equivalents 62,454 52,456 Net debt $ 192,198 $ 104,355

PAGE 20 RECONCILIATION OF NON-GAAP ITEMS (cont.) Non-GAAP Adjusted Net Income and Diluted Earnings Per Share Three Months Ended June 30, 2015 Unaudited ($ in thousands) Income Before Taxes Tax Expense Net Income Net Income Attributable to Crawford & Company Diluted Earnings per Share (CRDA) Diluted Earnings per Share (CRDB) GAAP $ 8,887 $ 4,709 $ 4,178 $ 4,054 $ 0.08 $ 0.06 Add back: Special charges 4,242 1,145 3,097 3,097 0.06 0.06 Non-GAAP Adjusted $ 13,129 $ 5,854 $ 7,275 $ 7,151 $ 0.14 $ 0.12 Full Year Guidance for 2015 * Unaudited ($ in thousands) Income Before Taxes Tax Expense Net Income Net Income Attributable to Crawford & Company Diluted Earnings per Share (CRDA) Diluted Earnings per Share (CRDB) GAAP $ 38,600 $ 16,000 $ 22,600 $ 22,500 $ 0.42 $ 0.35 Add back: Special charges 20,000 5,500 14,500 14,500 0.26 0.26 Non-GAAP Adjusted $ 58,600 $ 21,500 $ 37,100 $ 37,000 $ 0.68 $ 0.61 * Midpoints of Company's August 3, 2015 Guidance